UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2020

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Updated Financial Outlook

Teladoc Health, Inc. (“Teladoc Health”) is providing updates to its financial outlook for the fourth-quarter 2020 and full-year 2020 to reflect the completion of the merger with Livongo Health, Inc. (“Livongo”) on October 30, 2020. The guidance below reflects the expected impact of Livongo’s financial results after that date on Teladoc Health’s financial outlook for the fourth-quarter and full-year 2020.

Teladoc Health provides guidance based on current market conditions and expectations. Given the uncertainty of the expected path of the COVID-19 outbreak as well as the broader economic impact, our updated guidance is based on what we know today. As this is an emerging situation, circumstances are likely to change in the coming weeks and months, but we believe our guidance ranges provide a reasonable baseline for 2020 financial performance.

For the fourth-quarter 2020:

•	We expect total revenue to be in the range of $369 million to $379 million, an increase from the prior range of $294 million to $304 million.
•	We expect Adjusted EBITDA to be in the range of $34 million to $37 million, an increase from the prior range of $21 million to $24 million.
•	We are maintaining our prior guidance issued on October 28 for Total U.S. paid membership to be in the range of 50 million to 51 million members and visit-fee access to be available to 21 million to 22 million individuals, including 2 million to 3 million members on a temporary basis.
•	We are maintaining our prior guidance issued on October 28 for total visits to be between 2.8 million and 3.0 million.
•	We are not providing an outlook for EBITDA or Net loss per share given the difficulty in projecting acquisition and integration related costs and the fact that the purchase accounting, including depreciation and amortization related to the Livongo merger, has not been finalized.

For the full-year 2020:

•	We expect total revenue to be in the range of $1,080 million to $1,090 million, an increase from the prior range of $1,005 million to $1,015 million.
•	We expect Adjusted EBITDA to be in the range of $110 million to $113 million, an increase from the prior range of $97 million to $100 million.
•	We are maintaining our prior guidance issued on October 28 for Total U.S. paid membership to be in the range of 50 million to 51 million members and visit-fee access to be available to 21 million to 22 million individuals, including 2 million to 3 million members on a temporary basis.
•	We are maintaining our prior guidance issued on October 28 for total visits to be between 10.4 million and 10.6 million.
•	We are not providing an outlook for EBITDA or Net loss per share given the difficulty in projecting acquisition and integration related costs and the fact that the purchase accounting, including depreciation and amortization related to the Livongo merger, has not been finalized.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future revenues, future earnings, future numbers of members or clients, the impact of COVID-19, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation; (iv) the loss of one or more key clients; (v) changes to our abilities to recruit and retain qualified providers into our network; and (vi) the impact of COVID-19 on our operations, demand for our services and general economic conditions, as well as orders, directives and legislative action by local, state and federal governments in response to the spread of COVID-19. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Any forward-looking statement made by us in this report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures:

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use Adjusted EBITDA, which is a non-U.S. GAAP financial measure, to clarify and enhance an understanding of past performance. We believe that the presentation of this financial measure enhances an investor’s understanding of our financial performance. We further believe that this financial measure is a useful financial metric to assess our operating performance from period-to-period by excluding certain items that we believe are not representative of our core business. We use certain financial measures for business planning purposes and in measuring our performance relative to that of our competitors. We utilize Adjusted EBITDA as the primary measure of our performance.

Adjusted EBITDA consists of net loss before interest, taxes, depreciation, amortization, stock-based compensation, gain on sale and acquisition and integration related costs. We believe that making such adjustment provides investors meaningful information to understand our results of operations and the ability to analyze financial and business trends on a period-to-period basis.

We believe the above financial measure is commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term Adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA should not be considered as an alternative to net loss before taxes, net loss, loss per share or any other performance measures derived in accordance with U.S. GAAP as measures of performance.

Adjusted EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the significant interest expense on our debt;
•	Adjusted EBITDA eliminates the impact of income taxes on our results of operations;
•	Adjusted EBITDA does not reflect the significant gain on sale of certain non-core business contracts;
•	Adjusted EBITDA does not reflect the significant acquisition and integration related costs related to mergers and acquisitions;
•	Adjusted EBITDA does not reflect the significant non-cash stock compensation expense which should be viewed as a component of recurring operating costs; and
•	other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting the usefulness of Adjusted EBITDA as a comparative measure.

In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any expenditures for such replacements.

We compensate for these limitations by using Adjusted EBITDA along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. Such U.S. GAAP measurements include net loss, net loss per share and other performance measures

In evaluating these financial measures, you should be aware that in the future we may incur expenses similar to those eliminated in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.

We have not reconciled Adjusted EBITDA guidance to U.S. GAAP net income (loss) because we do not provide guidance on U.S. GAAP net income (loss) or the reconciling items between Adjusted EBITDA and U.S. GAAP net income (loss) as a result of the uncertainty regarding, and the potential variability of, certain of these items, the effect of which may be significant. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding U.S. GAAP measure is not available without unreasonable effort.

The foregoing information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2020	TELADOC HEALTH, INC.

	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer